UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2010

NATIONAL COAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road

Knoxville, Tennessee 37923

(Address of Principal Executive Offices/Zip Code)

(865) 690-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2010, the shareholders of National Coal Corp. (the “Company”) approved an amendment to the Amended and Restated 2004 National Coal Corp. Option Plan to increase the maximum number of common shares that may be issued pursuant to awards granted under the plan from 4,450,000 to 6,000,000 shares. A copy of the plan as amended is filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2010, our shareholders approved amendments to our Articles of Incorporation to (i) effect a reverse split of our outstanding common shares at a ratio within a range of 1-for-1.5 to 1-for-4, with the actual exchange ratio within this range to be determined by our Board of Directors, and (ii) increase from 80,000,000 to 120,000,000 the number of our authorized common shares. On June 21, 2010, immediately following our shareholders meeting, our Board of Directors resolved to effect the reverse split of our outstanding common shares at a ratio of 1-for-4, and we implemented the amendments to our Articles of Incorporation by filing on June 21, 2010 an Amendment to Articles of Incorporation with the Department of State of the State of Florida. A copy of our Articles of Incorporation, as amended to date, is filed herewith as Exhibits 3.1 through 3.1.6.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2010, we held our 2010 annual meeting of shareholders in Denver, Colorado. At the annual meeting, there were 34,513,888 shares entitled to vote, and 26,606,816 shares (77.1%) were represented at the meeting in person or by proxy. At the meeting:

•	Four persons were elected to serve as directors of National Coal;

•	The amendment to our Amended and Restated 2004 National Coal Corp. Option Plan was approved;

•	The amendment to our Articles of Incorporation to effect a reverse stock split of our common shares was approved;

•	The amendment to our Articles of Incorporation to increase the authorized number of our common shares was approved; and

•	The selection of Ernst & Young, LLP to serve as the independent registered accounting firm of National Coal for 2010 was ratified.

The following summarizes vote results for those matters submitted to our shareholders for action at the Annual Meeting:

1. Proposal to elect Gerald Malys, Daniel Roling, Kenneth Scott and Marc Solochek as directors to hold office until the 2011 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Gerald Malys	12,230,150	1,914,232	12,462,434
Daniel Roling	13,250,920	893,462	12,462,434
Kenneth Scott	12,225,141	1,919,241	12,462,434
Marc Solochek	13,252,542	891,840	12,462,434

2. Proposal to approve an amendment to the Amended and Restated 2004 National Coal Corp. Option Plan to increase the maximum number of common shares that may be issued pursuant to awards granted under the plan from 4,450,000 to 6,000,000 shares.

For	Against	Abstained	Broker Non-Votes
10,633,448	3,475,312	35,595	12,462,461

3. Proposal to approve an amendment to our Articles of Incorporation to effect a reverse split of our outstanding common shares.

For	Against	Abstained	Broker Non-Votes
23,284,045	3,164,735	158,034	0

4. Proposal to approve an amendment to our Articles of Incorporation to increase from 80,000,000 to 120,000,000 the number of authorized common shares.

For	Against	Abstained	Broker Non-Votes
23,440,039	2,997,498	169,276	0

5. Proposal to ratify the appointment of the accounting firm of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 2010.

For	Against	Abstained	Broker Non-Votes
24,732,564	595,788	1,278,464	0

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Articles of Incorporation of National Coal Corp. dated August 8, 1995. Incorporated by reference to our Registration Statement on Form 10-SB filed June 25, 1999.

3.1.1	Articles of Amendment to the Articles of Incorporation of National Coal Corp. dated August 10, 1995. Incorporated by reference to our Registration Statement on Form 10-SB filed June 25, 1999.

3.1.2	Articles of Amendment to the Articles of Incorporation of National Coal Corp. dated January 4, 1996. Incorporated by reference to our Registration Statement on Form 10-SB filed June 25, 1999.

3.1.3	Articles of Amendment to the Articles of Incorporation of National Coal Corp. dated July 17, 2003, filed August 4, 2003. Incorporated by reference to our Current Report on Form 8-K, filed August 7, 2003.

3.1.4	Articles of Amendment to the Articles of Incorporation of National Coal Corp. dated August 27, 2004, filed August 31, 2004. Incorporated by reference to our Registration Statement on Form SB-2 (File No. 333-120146).

3.1.5	Articles of Amendment to the Articles of Incorporation of National Coal Corp. dated January 10, 2005, filed January 12, 2005. Incorporated by reference to our Registration Statement on Form SB-2 (File No. 333-120146).

3.1.6	Articles of Amendment of the Articles of Incorporation of National Coal Corp. dated June 21, 2010, filed June 21, 2010.

10.1	Amended and Restated 2004 National Coal Corp. Option Plan (Revised June 21, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: June 24, 2010	By:	/S/ LES WAGNER
Les Wagner
Acting Chief Financing Officer

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